Exhibit 10.1

THIRD AMENDMENT

THIRD AMENDMENT (this “Amendment”), dated as of February 28, 2006, among WEST PHARMACEUTICAL SERVICES, INC., a Pennsylvania corporation (the “Company”), the direct and indirect subsidiaries of the Company listed on the signature pages hereto (together with the Company, collectively, the “Borrowers”), the several banks and other financial institutions parties to the Credit Agreement (as hereinafter defined) (collectively, the “Banks”), and PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement, dated as of May 17, 2004 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Banks (i) adjust the Applicable Margin, Letter of Credit Fee Rate and Commitment Fee Rate, (ii) increase the accordion feature from $25,000,000 to $50,000,000, and (iii) extend the Termination Date until February 27, 2011; and

WHEREAS, the Banks have agreed to such requests subject to the terms hereof.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.            Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

2.            Applicable Margin. The definition of the term “Applicable Margin” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the chart contained in clause (b) of that definition and substituting in lieu thereof the below chart:

Level	Revised Leverage Ratio	LIBOR Loan
I	Less than or equal to 1.5 to 1.0	0.50%
II	Greater than 1.5 to 1.0, but less than or equal to 2.0 to 1.00	0.625%
III	Greater than 2.0 to 1.0, but less than or equal to 2.5 to 1.0	0.875%
IV	Greater than 2.5 to 1.0, but less than or equal to 3.0 to 1.0	1.125%
V	Greater than 3.0 to 1.0	1.375%

3.            Letter of Credit Fee Rate. The definition of the term “Letter of Credit Fee Rate” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the chart contained in clause (b) of that definition and substituting in lieu thereof the below chart:

Level	Revised Leverage Ratio	Letter of Credit Fee Rate
I	Less than or equal to 1.5 to 1.0	0.50%
II	Greater than 1.5 to 1.0, but less than or equal to 2.0 to 1.00	0.625%
III	Greater than 2.0 to 1.0, but less than or equal to 2.5 to 1.0	0.875%
IV	Greater than 2.5 to 1.0, but less than or equal to 3.0 to 1.0	1.125%
V	Greater than 3.0 to 1.0	1.375%

4.            Commitment Fee Rate. The definition of the term “Commitment Fee Rate” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the chart contained in such definition and substituting in lieu thereof the below chart:

Level	Revised Leverage Ratio	Commitment Fee Rate
I	Less than or equal to 1.5 to 1.0	0.125%
II	Greater than 1.5 to 1.0, but less than or equal to 2.0 to 1.00	0.15%
III	Greater than 2.0 to 1.0, but less than or equal to 2.5 to 1.0	0.20%
IV	Greater than 2.5 to 1.0, but less than or equal to 3.0 to 1.0	0.25%
V	Greater than 3.0 to 1.0	0.30%

5.            Increase in Accordion. The maximum amount that the Borrowers may increase the Total Commitments pursuant to the accordion provisions in the Credit Agreement is hereby increased by $25,000,000 (from $25,000,000 to $50,000,000). In furtherance thereof, Section 2.14(d)(i) of the Credit Agreement is hereby amended by deleting the number “225,000,000” the one time it appears therein and substituting in lieu thereof the number “250,000,000”. Accordingly, the Borrowers may, subject to the provisions of Section 2.14(d) of the Credit Agreement, request an increase in the Banks’ aggregate commitments to an amount not greater than $250,000,000.

6.            Termination Date. The maturity date of the Commitments is hereby extended to five (5) years from the date hereof. In furtherance thereof, the definition of the term “Termination Date” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the date “January 5, 2009” the one time it appears therein and substituting in lieu thereof the date “February 27, 2011”.

7.            Representations and Warranties. The Borrowers hereby represent and warrant to the Banks and the Agent that:

(a)          There exists no Default or Event of Default under the Credit Agreement as amended hereby;

(b)          The representations and warranties made in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof; and

(c)          The execution and delivery of this Amendment by and on behalf of the Borrowers has been duly authorized by all requisite action on behalf of the Borrowers and this Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable against them in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

8.            Effectiveness. This Amendment shall be effective upon the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

(a)          The Borrowers shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

(i)	counterparts of this Amendment; and

(ii)          such additional documents, certificates and information as the Agent may reasonably request.

(b)          Each of the Banks shall have delivered to the Agent a counterpart of this Amendment duly executed by such Bank.

(c)          The Borrowers shall have paid to the Agent the fees and expenses payable to the Agent in connection with this Amendment.

9.            Limited Effect. Except as expressly amended by this Amendment, the Credit Agreement shall continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms and the Borrowers hereby confirm all of the provisions of the Credit Agreement and the other Loan Documents.

10.          Release. Recognizing and in consideration of the amendments provided herein, each of the Borrowers hereby waives and releases all of the Banks and the Agent and their officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that such Borrower ever had or now has against any of them arising out of or relating to any Bank’s or the Agent’s acts or omissions with respect to this Amendment, the Credit Agreement, the other Loan Documents or any other matters described or referred to herein or therein.

11.	Miscellaneous.

(a)          Expenses. Each of the Borrowers agrees to pay all of the Agent’s reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other documents executed in connection herewith, including, without limitation, the reasonable fees and expenses of Ballard Spahr Andrews & Ingersoll, LLP.

(b)          Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(c)          Successor and Assigns. The terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrowers, the Agent and the Banks and their respective successors and assigns.

(d)          Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

(e)          Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(f)           Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WEST PHARMACEUTICAL SERVICES, INC.

By: /s/ Michael A. Anderson

Name: Michael A. Anderson

Title:	Vice President and Treasurer

WEST PHARMACEUTICAL SERVICES OF FLORIDA, INC.

By: /s/ Michael A. Anderson

Name: Michael A. Anderson

Title:	Vice President

WEST PHARMACEUTICAL SERVICES LAKEWOOD, INC.

By: /s/ Michael A. Anderson

Name: Michael A. Anderson

Title:	President

WEST PHARMACEUTICAL SERVICES GROUP LIMITED

By: John R. Gailey III

Name: John R. Gailey III

Title:	Director

WPS LABORATORIES, INC.

By: /s/ Michael A. Anderson

Name: Michael A. Anderson

Title: President

WEST PHARMACEUTICAL SERVICES CANOVANAS, INC.

By: /s/ Michael A. Anderson

Name: Michael A. Anderson

Title:	President

WEST PHARMACEUTICAL SERVICES OF DELAWARE, INC.

By: /s/ Michael A. Anderson

Name: Michael A. Anderson

Title:	President

WEST PHARMACEUTICAL SERVICES VEGA ALTA , INC.

By: /s/ Michael A. Anderson

Name: Michael A. Anderson

Title:	President

WEST PHARMACEUTICAL SERVICES CLEVELAND , INC.

By: /s/ Michael A. Anderson

Name: Michael A. Anderson

Title:	President

TECH GROUP NORTH AMERICA, INC.

TECH GROUP GRAND RAPIDS, INC. (MFG) TECH GROUP PUERTO RICO, INC.

By; /s/ Michael A. Anderson

Name: Michael A. Anderson

Title:	President and Treasurer

WEST PHARMACEUTICAL SERVICES

DANMARK A/S

By: /s/ Steven A. Ellers

Name: Steven A. Ellers

Title:	Director

WEST PHARMACEUTICAL SERVICES

HOLDING GMBH

By: /s/ Ron Van Dijk

Name: Ron Van Dijk

Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION,

as a Bank and as Agent

By: /s/ Frank A. Pugliese

Name: Frank A. Pugliese

Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Bank

By: /s/ Jeanette A. Griffin

Name: Jeanette A. Griffin

Title:	Director

BANK OF AMERICA, N.A., as a Bank

By: /s/ Barbara P. Levy

Name: Barbara P. Levy

Title:	Senior Vice President

CITIZENS BANK OF PENNSYLVANIA,

as a Bank

By:	/s/ Mark W. Torie

Name: Mark W. Torie

Title:	Senior Vice President

NATIONAL CITY BANK, as a Bank

By: /s/ Eleanor Orldando

Name: Eleanor Orldando

Title:	Corporate Banking Officer

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Bank

By: /s/ Joshua C. Becker

Name: Joshua C. Becker

Title: Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Bank

By: /s/ Ciaian Voyles

Name: Ciaran Voyles

Title:	Manager

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Bank

By: /s/ Niamn Murphy

Name: Niamn Murphy

Title:	Service Manager